    As Filed With the Securities and Exchange Commission on November 17, 1995
                                                               File No. 33-86832
                                                                        811-8886
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                       POST-EFFECTIVE AMENDMENT NO. 2                       [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]
                               AMENDMENT NO. 5                              [X]

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            135 East Baltimore Street
                               Baltimore, MD 21202
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (410) 727-1700
                                                            -------------
                               Edward J. Veilleux
                            135 East Baltimore Street
                               Baltimore, MD 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103

--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box)

   _____ immediately upon filing pursuant to paragraph (b)
   _____ on [date] pursuant to paragraph (b)
   __X__ 60 days after filing pursuant to paragraph (a)
   _____ 75 days after filing pursuant to paragarph (a)
   _____ on [date] pursuant to paragraph (a) of Rule 485.

--------------------------------------------------------------------------------
Registrant has elected to maintain registration of an indefinite number of shares of Common Stock, $.001 par value, pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for its fiscal year ended May 31, 1995, on July 20, 1995.

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                          (Class A and Class B Shares)
                                November 17, 1995

                              Cross Reference Sheet

Items Required by Form N-1A
---------------------------

Part A                Information Required in Prospectus                        Registration Statement Heading
------                ----------------------------------                        ------------------------------
Item 1.               Cover Page                                                Cover Page
Item 2.               Synopsis                                                  Fee Table
Item 3.               Condensed Financial Information                           Financial Highlights
Item 4.               General Description of Registrant                         Investment Program;
                                                                                General Information
Item 5.               Management of the Fund                                    Management of the Fund;
                                                                                Investment Advisor and
                                                                                Sub-Advisor; Distributor;
                                                                                Custodian, Transfer
                                                                                Agent, Accounting Services
Item 5A.              Management's Discussion of Fund                           *
                      Performance
Item 6.               Capital Stock and Other Securities                        Cover Page;
                                                                                Dividends and Taxes;
                                                                                General Information
Item 7.               Purchase of Securities Being Offered                      How to Invest in
                                                                                the Fund; Distributor
Item 8.               Redemption or Repurchase                                  How to Redeem Shares
Item 9.               Pending Legal Proceedings                                 **


Part B                Information Required in a Statement
------                of Additional Information
                      -------------------------------------
Item 10.              Cover Page                                                Cover Page
Item 11.              Table of Contents                                         Table of Contents
Item 12.              General Information and History                           General Information
                                                                                and History
Item 13.              Investment Objectives and Policies                        Investment Objectives
                                                                                and Policies
Item 14.              Management of the Fund                                    Management of
                                                                                the Fund
Item 15.              Control Persons and Principal Holders                     Control Persons and
                      of Securities                                             Principal Holders of
                                                                                Securities

Item 16.              Investment Advisory and Other                             Investment Advisory and
                      Services                                                  Other Services;
                                                                                Custodian, Transfer Agent,
                                                                                Accounting Services;
                                                                                Independent Accountants







Item 17.              Brokerage Allocation                                      Brokerage

Item 18.              Capital Stock and Other Securities                        Capital Stock; Semi-Annual
                                                                                Reports
Item 19.              Purchase, Redemption and Pricing of                       Valuation of Shares
                      Securities Being Offered                                  and Redemption
Item 20.              Tax Status                                                Federal Tax Treatment of
                                                                                Dividends and
                                                                                Distributions
Item 21.              Underwriters                                              Distribution of Fund Shares
Item 22.              Calculation of Performance Data                           Performance Information
Item 23.              Financial Statements                                      Financial Statements

Part C                Other Information
------                -----------------

                      Part C contains the information required by the items contained therein under the items set forth in the form.


-----------
*    Registrant is a new registrant. Accordingly, information required by Item
     5A will be contained in Registrant's 1996 Annual Report to Shareholders.

**   Omitted since the answer is negative or the item is not applicable.


The prospectus dated October 1, 1995 relating to the Flag Investors Class A and Class B Shares of Flag Investors Equity Partners Fund, Inc. (the "Fund"), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995 as part of Post-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-1A (File No. 33-86832) under Rule 485(b) under the Securities Act of 1933, as amended (the "1933 Act") (Accession #0000950116-95-000433), and in
final form under Rule 497(c) under the 1933 Act via EDGAR on October 4, 1995 (Accession #0000950116-95-000445) is incorporated herein by reference as if set forth in its entirety.

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                             (Institutional Shares)

                                November 17, 1995

                              Cross Reference Sheet

Items Required by Form N-1A
---------------------------


Part A
Heading               Information Required in Prospectus                        Registration Statement
-------               ----------------------------------                        ----------------------

Item 1.               Cover Page                                                Cover Page
Item 2.               Synopsis                                                  Fee Table
Item 3.               Condensed Financial Information                           Financial Highlights (for
                                                                                Registrant's Class A Shares)
Item 4.               General Description of Registrant                         Investment Program;
                                                                                General Information
Item 5.               Management of the Fund                                    Management of the Fund;
                                                                                Investment Advisor and
                                                                                Sub-Advisor; Distributor;
                                                                                Custodian, Transfer
                                                                                Agent, Accounting Services
Item 5A.              Management's Discussion of Fund                           *
                      Performance
Item 6.               Capital Stock and Other Securities                        Cover Page;
                                                                                Dividends and Taxes;
                                                                                General Information
Item 7.               Purchase of Securities Being Offered                      How to Invest in
                                                                                Institutional Shares;
                                                                                Distributor
Item 8.               Redemption or Repurchase                                  How to Redeem Institutional
                                                                                Shares
Item 9.               Pending Legal Proceedings                                 **

Part B                Information Required in a Statement
------                of Additional Information
                      ------------------------------------
Item 10.              Cover Page                                                Cover Page
Item 11.              Table of Contents                                         Table of Contents
Item 12.              General Information and History                           General Information
                                                                                and History
Item 13.              Investment Objectives and Policies                        Investment Objectives
                                                                                and Policies
Item 14.              Management of the Fund                                    Management of
                                                                                the Fund
Item 15.              Control Persons and Principal Holders                     Control Persons and
                      of Securities                                             Principal Holders of
                                                                                Securities
Item 16.              Investment Advisory and Other                             Investment Advisory and
                      Services                                                  Other Services;
                                                                                Custodian, Transfer Agent,
                                                                                Accounting Services;
                                                                                Independent Accountants




Item 17.              Brokerage Allocation                                      Brokerage
Item 18.              Capital Stock and Other Securities                        Capital Stock; Semi-Annual
                                                                                Reports
Item 19.              Purchase, Redemption and Pricing of                       Valuation of Shares
                      Securities Being Offered                                  and Redemption
Item 20.              Tax Status                                                Federal Tax Treatment of
                                                                                Dividends and Distributions
Item 21.              Underwriters                                              Distribution of Fund Shares
Item 22.              Calculation of Performance Data                           Performance Information
Item 23.              Financial Statements                                      Financial Statements

Part C                Other Information
------                -----------------
                      Part C contains the information required by the items
                      contained therein under the items set forth in the form.

-----------
*    Registrant is a new registrant. Accordingly, information required by Item
     5A will be contained in Registrant's 1996 Annual Report to Shareholders.

**   Omitted since the answer is negative or the item is not applicable.

                                      LOGO

                                 FLAG INVESTORS


                           EQUITY PARTNERS FUND, INC.

                             (Institutional Shares)

   This mutual fund (the "Fund") is designed to seek long-term growth of capital and, secondarily, current income. The Fund seeks to achieve this objective primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

   Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through Alex. Brown & Sons Incorporated ("Alex. Brown") or Participating Dealers and may be purchased only by eligible institutions or by clients of investment advisory affiliates of Alex. Brown. (See "How to Invest in Institutional Shares.")

   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated October 1, 1995, as amended through ------, 1996 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.


-------------------------------------------------------------------------------
THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is       , 1996

FLAG INVESTORS

                           EQUITY PARTNERS FUND, INC.
                             (INSTITUTIONAL SHARES)

                            135 East Baltimore Street
                            Baltimore, Maryland 21202

                                TABLE OF CONTENTS


                                     ------

                                                             Page

 1. Fee Table  ........................................       2
 2. Financial Highlights  .............................       3
 3. Investment Program  ...............................       4
     Investment Objective, Policies
     and Risk Considerations ..........................       4
 4. Investment Restrictions  ..........................       7
 5. How to Invest in Institutional Shares  ............       8
 6. How to Redeem Institutional Shares  ...............      10
 7. Telephone Transactions  ...........................      10
 8. Dividends and Taxes  ..............................      11
 9. Management of the Fund  ...........................      13
10. Investment Advisor and Sub-Advisor  ...............      13
11. Distributor  ......................................      15
12. Custodian, Transfer Agent, Accounting Services  ...      16
13. Performance Information  ..........................      16
14. General Information  ..............................      17


-----------------------------------------------------------------------------
 No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made.

-----------------------------------------------------------------------------

=============================================================================
1. FEE TABLE

 .............................................................................

SHAREHOLDER TRANSACTION EXPENSES:
(as a percentage of offering price)

------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases  ..............            None
Maximum Sales Charge Imposed on Reinvested Dividends  ...            None
Deferred Sales Charge  ..................................            None
==============================================================================
ANNUAL FUND OPERATING EXPENSES (NET OF FEE WAIVERS):
(as a percentage of average daily net assets)

------------------------------------------------------------------------------
Management Fees (net of fee waivers)  .................             .65%*
12b-1 Fees  ...........................................             None
Other Expenses  .......................................             .45%
                                                                 ----------
Total Fund Operating Expenses (net of fee waivers)  ...             1.10%*
                                                                 ==========
------------------------------------------------------------------------------
* The Fund's investment advisor intends, but is not obligated, to waive its fee to the extent required for at least the current fiscal year so that Total Fund Operating Expenses do not exceed 1.10% of the Institutional Shares' average daily net assets. Absent fee waivers, Management Fees would be 1.00% of the Fund's average daily net assets and Total Fund Operating Expenses would be 1.45% of the Institutional Shares' average daily net assets.

EXAMPLE

You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:* .....  1 Year      3 Years
============================================================================

                                                          $12         $34
----------------------------------------------------------------------------
* The Example is based on Total Fund Operating Expenses, net of fee waivers. Absent fee waivers, expenses would be higher.


   THE EXPENSES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases Institutional Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in Institutional Shares", "Investment Advisor and Sub-Advisor" and "Distributor.") The Expenses and Example appearing in the table above are based on the Fund's estimated amounts (net of fee waivers) for the Class A Shares, another class of shares offered by the Fund, for the current fiscal year ending May 31, 1996, less 12b-1 fees of .25%.

==============================================================================
2. FINANCIAL HIGHLIGHTS

   The Fund has not offered the Institutional Shares prior to the date of this Prospectus. However, the Fund has offered Class A Shares since February 13, 1995. Historical financial information is not fully applicable to the Institutional Shares because the expenses paid by the Fund in the past differ from those the Institutional Shares will incur. (See "Fee Table.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table are a part of the Fund's financial statements for the Class A Shares for the period indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the Class A Shares for the period ended May 31, 1995 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information for the Class A Shares is contained in the Fund's Annual Report for the fiscal period ended May 31, 1995 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

==============================================================================

(Based on average shares outstanding during the period)

------------------------------------------------------------------------------

                                 Class A Shares

                        For the Period February 13, 1995*

                              through May 31, 1995

--------------------------------------------------------------------------------

Per Share Operating Performance:

 Net asset value at beginning of period  ........              $    10.00
                                                               ----------
Income from Investment Operations:
 Net investment income  .........................                    0.12
 Net realized and unrealized gain on investments                     0.65
                                                               ----------
 Total from Investment Operations  ..............                    0.77

Less Distributions:
 Dividends from net investment income  ..........                      --
                                                               ----------
 Net asset value at end of period  ..............              $    10.77
                                                               ==========
Total Return**  .................................                    7.70%

Ratios to Average Net Assets:
 Expenses(2)  ...................................                    1.35%(1)
 Net investment income(3)  ......................                    3.74%(1)

Supplemental Data:
 Net assets at end of period (000)  .............                 $38,612
 Portfolio turnover rate  .......................                      --
--------------------------------------------------------------------------------
*  Commencement of Operations.

** Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
(1)Annualized.
(2)Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 3.76% (annualized) for Class A Shares.
(3)Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 1.33% (annualized) for Class A Shares.



===============================================================================
3. INVESTMENT PROGRAM
 ...............................................................................
Investment Objective, Policies
and Risk Considerations

   The investment objective of the Fund is to seek long-term growth of capital and, secondarily, high current income. The Fund seeks to achieve this objective primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance, however, that the Fund will achieve its investment objective.

   Investment Company Capital Corp. ("ICC"), the Fund's investment advisor, and Alex. Brown Investment Management ("ABIM"), the Fund's sub-advisor

(collectively, the "Advisors"), are responsible for managing the Fund's investments. (See "Investment Advisor and Sub-Advisor.") The Advisors consider both the opportunity for gain and the risk of loss in making investments.

   Under normal market conditions, the Fund will invest as fully as feasible in common stocks and other equity investments (including preferred stocks, convertible debt, warrants and other securities convertible into or exchangeable for common stocks). At least 65% of the Fund's total assets will be so invested. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. In selecting securities for the Fund's portfolio, the Advisors expect to apply a "flexible value" approach to the selection of equity investments. Under this approach, the Advisors will attempt to identify securities that are undervalued in the marketplace but will also consider such factors as current and expected earnings, dividends, cash flows and asset values in their evaluation of a security's investment potential.

   The Fund may invest up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade. (See "Investments in Non-Investment Grade Securities" below.) Any remaining assets of the Fund not invested as described above may be invested in high quality money market instruments. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by agencies of the U.S. Government.

   The Fund may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. In addition, the Fund may invest up to 15% of its net assets, in the aggregate, in illiquid securities and in restricted securities that are determined to be liquid under standards approved by the Fund's Board of Directors.

 ...............................................................................
INVESTMENTS IN NON-INVESTMENT GRADE SECURITIES

   Where deemed appropriate by the Advisors, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality non-convertible debt securities (securities rated BB or lower by Standard &

Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality). Lower rated debt securities, also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities in the lowest rating category that the Fund may purchase (securities rated C by either S&P or Moody's) may present a particular risk of default, or may be in default and in arrears in payment of principal and interest. Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or a substantial period of rising interest rates, may disrupt the high yield bond market, affecting both the value and liquidity of such bonds. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information. During the fiscal period ended May 31, 1995 the Fund held no below investment grade bonds.

 ...............................................................................
INVESTMENTS IN REPURCHASE AGREEMENTS

   The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy under guidelines approved by the Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security, and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase agreement obligation, including the interest factor. If the seller were to default on its obligation to repurchase the underlying instrument, the Fund could experience loss due to delay in liquidating the collateral and to adverse market action.

 ...............................................................................
INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS

   In addition, from time to time, the Advisors may invest up to 10% of the Fund's total assets in American Depository Receipts, which are U.S. exchange listed interests in securities of foreign companies, and debt and equity securities issued by foreign corporate and government issuers when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk.

   Foreign investments involve different risks from investments in the United States. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement period for foreign securities, which is often longer than that for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary U.S. business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Fund shares may be significantly affected on days when shareholders do not have access to the Fund.

   The Advisors intend to invest in securities of companes in, and governments of, developed, stable nations, but there exists the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation which could adversely affect the investments of the Fund in such foreign country. When considering whether to invest in foreign equity or debt securities, the Advisors will consider the risk of investment described above in addition to the criteria they apply to all investments in equity or debt securities.

===============================================================================
4. Investment Restrictions

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The vote of a majority of the outstanding shares of the Fund means the lesser of: (i) 67% or more of the shares present at a shareholder meeting at which the holders of more than 50% of the shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

2) With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. Government, its agencies and instrumentalities; or

3) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

===============================================================================
5.  How to Invest in Institutional Shares

   Institutions (e.g. banks and trust companies, savings institutions, corporations, insurance companies, investment counsellors, pension funds employee benefit plans, trusts, estates and educational, religious and charitable institutions) and clients of investment advisory affiliates of Alex. Brown may purchase Institutional Shares through Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers"), or by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, as instructed in the Application.

   The minimum initial investment in Institutional Shares is $500,000. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments. The Fund reserves the right to suspend the sale of Institutional Shares at any time at the discretion of Alex. Brown and the Advisors.

   Orders for purchases of Institutional Shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day"). Purchase orders for Institutional Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order. Purchases made through Alex. Brown or a Participating Dealer must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting liabilities, including liabilities attributable to the specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

   Institutional Shares may be offered only to residents of those states in which such shares are eligible for purchase.

 ...............................................................................
PURCHASES BY EXCHANGE

   Shareholders of other Flag Investors funds that offer Institutional shares may exchange their Institutional shares of those funds for an equal dollar amount of Institutional Shares. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time). Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   The exchange privilege may be exercised by notifying the Fund's transfer agent (the "Transfer Agent") by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) (see "Telephone Transactions" below) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." The exchange privilege may be exercised only in those states where the Institutional shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time upon 60 days' prior written notice to shareholders.

 ...............................................................................
OTHER INFORMATION

   Periodic statements of account from the Fund will reflect all dividends, purchases and redemptions of Institutional Shares.

   In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued. All purchases of Institutional Shares are confirmed and credited to the shareholder's account on the Fund's books maintained by ICC or its agents. Shareholders will have the same rights and ownership with respect to such shares as if certificates had been issued.

===============================================================================
6.  HOW TO REDEEM INSTITUTIONAL SHARES



   Shareholders may redeem all or part of their Institutional Shares on any Business Day by transmitting a redemption order through Alex. Brown or a Participating Dealer, or by regular or express mail to the Transfer Agent at its address listed under "Custodian, Transfer Agent, Accounting Services." Shareholders may also redeem Institutional Shares by telephone (in amounts up to $500,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Institutional Shares will be made by wire transfer of funds to the shareholder's bank or to a Participating Dealer, as appropriate, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

   Dividends payable up to the date of redemption of Institutional Shares will be paid on the next dividend payable date. If all of the Institutional Shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by wire to the shareholder's bank or to a Participating Dealer, as appropriate.

   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.

===============================================================================
7. TELEPHONE TRANSACTIONS

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Institutional Shares in amounts up to $500,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as next determined on the following Business Day.


   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")

===============================================================================
8. DIVIDENDS AND TAXES
 ...............................................................................
Dividends and Distributions

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of semi-annual dividends. The Fund may distribute to shareholders any taxable net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

   Unless the shareholder elects otherwise, all income and capital gains distributions will be reinvested in additional Institutional Shares at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent,

Accounting Services"), either directly or through Alex. Brown or a Participating Dealer, at least five days before the next date on which dividends or distributions will be paid.

 ...............................................................................
TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain federal income tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund expects to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. Shareholders, unless otherwise exempt, generally will be subject to income tax on the amounts so distributed regardless of whether such distributions are paid in cash or reinvested in additional shares.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to shareholders as long-term capital gains regardless of the length of time the shareholder has held the shares. All other income distributions will be taxed to shareholders as ordinary income. Corporate shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. Shareholders will be advised annually as to the tax status of all distributions.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund on December 31 of the year in which the dividends were declared.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   The sale, exchange, or redemption of Institutional Shares is a taxable event for the shareholder.

   Shareholders are encouraged to consult with their tax advisors concerning the application of the rules described above to their particular circumstances and the application of state and local taxes to an investment in the Fund.

===============================================================================
9. MANAGEMENT OF THE FUND

   The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers, to the Fund's investment advisor, ICC, to its sub-advisor, ABIM, and to the Fund's distributor, Alex. Brown. Three Directors and all of the officers of the Fund are officers or employees of ICC, ABIM or Alex. Brown. The other Directors of the Fund have no affiliation with ICC, ABIM or Alex. Brown.

   The Fund's Directors and officers are as follows:

* Truman T. Semans    Chairman   Lee S. Owen            President
* Richard T. Hale     Director   J. Dorsey Brown, III   Executive Vice President
*[Insert Name]        Director   Hobart C. Buppert, II  Vice President
  James J. Cunnane    Director   Bruce E. Behrens       Vice President
[ N. Bruce Hannay     Director]  Edward J. Veilleux     Vice President
  John F. Kroeger     Director   Gary V. Fearnow        Vice President
  Louis E. Levy       Director   Brian C. Nelson        Vice President and Secretary
  Eugene J. McDonald  Director   Diana M. Ellis         Treasurer
* Rebecca W. Rimel    Director   Laurie D. DePrine      Assistant Secretary
  Harry Woolf         Director

------
* Messrs. Semans, Hale and _______ are, and Ms. Rimel may be, Directors who are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act.


===============================================================================
10. INVESTMENT ADVISOR AND SUB-ADVISOR

   ICC is the Fund's investment advisor and ABIM is the Fund's sub-advisor. ICC is also the investment advisor to, and Alex. Brown acts as distributor for, other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $____ billion of net assets as of December 31, 1995. ABIM is a registered investment advisor with approximately $____ billion under management as of December 31, 1995.

   Pursuant to the terms of the Investment Advisory Agreement, ICC supervises and manages all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to ABIM certain of its duties, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. The Board has established procedures under which ABIM may allocate transactions to Alex. Brown, provided that compensation to Alex. Brown on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

   As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and payable monthly, at the annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, .85% of the next $50 million of the Fund's average daily net assets, .80% of the next $100 million of the Fund's average daily net assets, and .70% of the Fund's average daily net assets in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICC payable from its advisory fee, calculated daily and payable monthly, at the annual rate of .75% of the first $50 million of the Fund's average daily net assets, .60% of the next $150 million of the Fund's average daily net assets, and .50% of the Fund's average daily net assets in excess of $200 million. The fee paid to ICC is higher than that paid by most mutual funds, but ICC has voluntarily agreed to waive a portion of the fee so that the total operating expenses of the Fund do not exceed 1.10% of the Institutional Shares' average daily net assets. (See "Fee Table.") ABIM has also agreed to waive, on a voluntary basis, that portion of its fee payable from ICC in excess of the amount equal to .65% of the Fund's average daily net assets.

   ICC is a wholly-owned subsidiary of Alex. Brown, the Fund's distributor.
ABIM is a limited partnership affiliated with Alex. Brown. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown owns a 1% general partnership interest in ABIM and Alex. Brown

Incorporated owns the remaining 49% limited partnership interest. The address of both ICC and ABIM is 135 East Baltimore Street, Baltimore, Maryland 21202.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

 ...............................................................................
PORTFOLIO MANAGERS

   Messrs. Lee S. Owen, the Fund's President, and J. Dorsey Brown, III, Executive Vice President of the Fund, have shared primary responsibility for managing the Fund's assets since inception.

   Lee S. Owen -- 23 Years Investment Experience

   Lee Owen joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

   J. Dorsey Brown, III -- 28 Years Investment Experience

   Dorsey Brown is the Chief Executive Officer of ABIM, which he founded in 1974. From 1967 to 1974, he was a member of the Research and Investment Advisory Department of the Baltimore-based investment firm, Robert Garrett & Sons. Mr. Brown received his B.A. from Trinity College in Hartford, Connecticut, in 1962 and studied at New York University Business School in 1966. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

===============================================================================
11. DISTRIBUTOR

   Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202, acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex.
Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the Institutional Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders.

===============================================================================
12. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

   PNC Bank, National Association ("PNC Bank"), a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services, ICC receives from the Fund an annual fee equal to $13,000, plus a percentage of the Fund's average daily net assets in excess of $10 million at a maximum rate of .10% of net assets, and declining at various asset levels to a minimum rate of .001% on assets of $1 billion or more. (See the Statement of Additional Information.)

===============================================================================
13. PERFORMANCE INFORMATION

   From time to time, the Fund may advertise its performance, including comparisons with other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar Inc. and SEI Corporation, independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Consumer Price Index, the Standard & Poor's 500 Stock Index and other market indices such as NASDAQ and the Wilshire 500. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which shares may be purchased, although not included in calculations of performance, will reduce performance results.

===============================================================================
14. GENERAL INFORMATION
 ...............................................................................
CAPITAL SHARES

   The Fund is a Maryland corporation, authorized to issue thirty-five million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its portion of the Fund's assets after all debts and expenses have been paid.

   The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated: Flag Investors Equity Partners Fund Institutional Shares. The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby: Flag Investors Equity Partners Fund Class A Shares, which are subject to a maximum front-end sales charge of 4.5% and a .25% 12b-1 fee and Flag Investors Equity Partners Fund Class B Shares, which are subject to a declining contingent deferred sales charge with a maximum charge of 4.0%, a .75% 12b-1 fee and a .25% shareholder servicing fee. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares.

All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution expenses or sales load structures and the net asset value per share of the classes may differ at times.

 ...............................................................................
ANNUAL MEETINGS

   The Fund does not expect to hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

 ...............................................................................
REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

 ...............................................................................
FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

 ...............................................................................
SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their Institutional Shares should contact Alex. Brown at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or a Participating Dealer, as appropriate.

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                             (INSTITUTIONAL SHARES)
                             NEW ACCOUNT APPLICATION

------------------------------------------------------------------------------
Send completed Application by overnight carrier to:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 1004 Baltimore Avenue, 4th Floor
 Kansas City, MO 64105
 Attn: Flag Investors Equity Partners Fund, Inc.

For assistance in completing this Application please call: 1-800-553-8080 8:30 a.m. to 5:30 p.m., Eastern Time, Monday-Friday.

If you are paying by check, make check payable to "Flag Investors Equity Partners Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
-------------------------------------------------------------------------------
                   YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Name on Account

-----------------------------------------
Name of Corporation, Trust or Partnership

-----------------
Tax ID Number

/ / Corporation / / Partnership / / Trust

/ / Non-Profit or Charitable Organization / / Other _______________ If a Trust, please provide the following:

-----------------------------------------------------------------------------
Date of Trust                     For the Benefit of

-----------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

Mailing Address

-----------------------------------------------------------------------------
Name of Individual to Receive Correspondence

-----------------------------------------------------------------------------
Street

-----------------------------------------------------------------------------
City                                         State            Zip

(  )
------------------------------------------------
Daytime Phone

-------------------------------------------------------------------------------
                               INITIAL INVESTMENT

The initial minimum purchase for the Institutional Shares of the Fund is $500,000. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments. Indicate the amount to be invested and the method of payment:

_____ A. By Mail: Enclosed is a check in the amount of $_________ payable to Flag Investors Equity Partners Fund, Inc.

_____ B. By Wire: A bank wire in the amount of $________ has been sent from

         -----------------------------      --------------------
               Name of Bank                 Wire Control Number
         Wire Instructions

         Follow the instructions below to arrange for a wire transfer for initial investment:
         o Send completed Application by overnight carrier to Alex. Brown & Sons Incorporated/Flag Investors Funds at the address listed above.
         o  Call 1-800-553-8080 to obtain new investor's Fund account number.
         o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
            IFTC
            a/c Alex. Brown & Sons Incorporated/Flag Investors Funds
            Acct. # 75281--
            ABA # 1010-0362-1
            Kansas City, Missouri 64105

         Please include the following information in the wire:
         o  Flag Investors Equity Partners Fund, Inc. -- Institutional Shares
         o  The amount to be invested
         o  "For further credit to ____________________________."
                                 (Investor's Fund Account Number)

-------------------------------------------------------------------------------

                             DISTRIBUTION OPTIONS

Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional Institutional Shares of the Fund.
      Income Dividends                     Capital Gains
      [ ] Reinvested in additional shares [ ] Reinvested in additional shares
      [ ] Paid in cash                    [ ] Paid in cash
-------------------------------------------------------------------------------
                             TELEPHONE TRANSACTIONS

I understand that the investor will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:
                     No, the investor does not want:
                         / / Telephone redemption privileges
                         / / Telephone exchange privileges
              Redemptions effected by telephone will be wired to the bank account designated below.
-------------------------------------------------------------------------------
                           BANK ACCOUNT DESIGNATION
                       (THIS SECTION MUST BE COMPLETED)

Please attach a blank, voided check to provide account and bank routing information.

-------------------------------------------------------------------------------
Name of Bank                            Branch

-------------------------------------------------------------------------------
Bank Address                            City/State/Zip

-------------------------------------------------------------------------------
Name(s) on Account

-------------------------------------------------------------------------------
Account Number                          A.B.A. Number

-------------------------------------------------------------------------------
                   ACKNOWLEDGEMENT, CERTIFICATE AND SIGNATURE

I have received a copy of the Fund's prospectus dated , 1996. Unless the box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is the investor's correct taxpayer identification number and
(2) that the investor is not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the investor that it is no longer subject to backup withholding. [ ] Check here if the investor is subject to backup withholding. If a non-resident alien, please indicate country of residence:

-------------------------------------------------------------------------------

I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that the investor may bear the risk of loss in the event of fraudulent use of such privileges. If the investor does not want telephone redemption or exchange privileges, I have so indicated on this Application.

-------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.        Date

-------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.        Date
-------------------------------------------------------------------------------

                PERSON(S) AUTHORIZED TO CONDUCT TRANSACTIONS

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ______* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

----------------------------------       --------------------------------------
Name/Title                               Signature           Date

----------------------------------       --------------------------------------
Name/Title                               Signature           Date

----------------------------------       --------------------------------------
Name/Title                               Signature           Date

----------------------------------       --------------------------------------
Name/Title                               Signature           Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.

* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.
-------------------------------------------------------------------------------
                           CERTIFICATE OF AUTHORITY

Investors must complete one of the following two Certificates of Authority. Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I __________________________, Secretary of the above-named investor, do hereby certify that at a meeting on ______________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above;
(3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor.
this ___ day of ____________, 199__ Secretary ______________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

-------------------------------------------------------------------------------
Signature and title                                             Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

-------------------------------------------------------------------------------
Signature and title                                             Date

-------------------------------------------------------------------------------
Signature and title                                             Date

                       STATEMENT OF ADDITIONAL INFORMATION

                                  ------------

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                             135 E. Baltimore Street
                            Baltimore, Maryland 21202


                                  ------------


                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.















                   Statement of Additional Information Dated:
               October 1, 1995, as amended through _______, 1996
                       Relating to the Prospectuses Dated:
          October 1, 1995, relating to the Class A and Class B Shares
                                      and
            ___________, 1996, relating to the Institutional Shares

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

       1.   General Information and History .........................      1

       2.   Investment Objectives, Policies and Risk Considerations .      1

       3.   Valuation of Shares and Redemption ......................      7

       4.   Federal Tax Treatment of Dividends and
              Distributions .........................................      7

       5.   Management of the Fund ..................................     10

       6.   Investment Advisory and Other Services ..................     15

       7.   Distribution of Fund Shares .............................     17

       8.   Brokerage ...............................................     20

       9.   Capital Stock ...........................................     22

      10.   Semi-Annual Reports .....................................     22

      11.   Custodian, Transfer Agent and Accounting Services .......     22

      12.   Independent Accountants .................................     23

      13.   Performance Information .................................     23

      14.   Control Persons and Principal Holders of
              Securities ............................................     25

      15.   Financial Statements ....................................     25

            Appendix A ..............................................    A-1

1. GENERAL INFORMATION AND HISTORY

         Flag Investors Equity Partners Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Equity Partners Fund Class A Shares (the "Class A Shares"), Flag Investors Equity Partners Fund Class B Shares (the "Class B Shares") and Flag Investors Equity Partners Fund Institutional Shares (the "Intitutional Shares") (collectively the "Shares"). As used herein, the "Fund" refers to Flag Investors Equity Partners Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

         Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG) or from Participating Dealers that offer Shares to prospective investors. Prospectuses for the Class A Shares and the Class B Shares may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on November 29, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on February 13, 1995. The Institutional Shares, which were not offered prior to the date of this Statement of Additional Information, are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown.

         Under a license agreement dated January 31, 1995 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


2. INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

         The Fund has the investment objective of seeking long-term growth of capital and, secondarily, current income. The Fund seeks to achieve this objective primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities. Under normal market conditions, the Fund will invest as fully as feasible in equity securities and at least 65% of the Fund's total assets will be so invested, all as more fully described in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.

         In addition, the Fund may purchase a limited amount, up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or are unrated and of similar quality. A description of the rating categories of S&P and Moody's is set forth in Appendix A to this Statement of Additional Information. Any remaining assets of the Fund not invested as described above may be invested in high quality money market instruments. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

         Additional information about certain of the Fund's investment policies and practices are described below.

Convertible Securities

         As described in the Prospectus, the Fund may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.

Below Investment Grade Corporate Bonds

         The Fund may purchase corporate bonds, including convertible securities, that carry ratings lower than those assigned to investment grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gain distributions. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities which are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominantly speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

         The following summarizes the Moody's and S&P definitions for speculative grade debt obligations in which the Fund may invest. Bonds which are rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class. Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa rated bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. In the case of S&P, BB rated bonds have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. B rated bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. CCC rated bonds have a currently identifiable vulnerability to default and, without favorable business, financial and economic conditions, will be unable to repay interest and principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

         Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for high yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high yield bonds may become more volatile and there may be significant disparities in the prices quoted for high yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

         Finally, prices for high yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high yield bonds.

Repurchase Agreements

         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by ICC, and the Fund's sub-advisor, ABIM under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Foreign Investment Risk Considerations

         From time to time, the Advisors may invest up to 10% of the Fund's assets in American Depository Receipts, which are U.S. exchange listed interests in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement period for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

         Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. When the Fund invests directly in foreign securities, investors should understand that the expense ratio of the Fund can be expected to be higher than those of investment companies investing in domestic securities due to the additional cost of custody of foreign securities. When considering whether to invest in foreign equity or debt securities, the Advisor will consider the risk of foreign investment in addition to the criteria it applies to all investments in equity or debt securities, as described above.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

         1. Invest in real estate or mortgages on real estate;

         2. Purchase or sell commodities or commodities contracts, including financial futures contracts;

         3. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         4. Issue senior securities;

         5. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

         6. Effect short sales of securities;

         7. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

         8. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or

         9. Invest more than 10% of its net assets in illiquid securities (defined as securities that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund is carrying the securities), including securities that the Fund is restricted from selling to the public without registration under the Securities Act (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A Securities") that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities). In addition, as long as necessary to comply with certain state requirements, the Fund will not invest more than 15% of its net assets in restricted securities that include (i) illiquid securities subject to the 10% limitation as described above and (ii) Rule 144A Securities whether or not such securities have been deemed to be liquid.

         The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Fund will not:

         1. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

         2. Invest in shares of any other investment company other than in connection with a merger, consolidation, reorganization or acquisition of assets;

         3. Purchase or retain the securities of any issuer if any officer or Director of the Fund or its investment advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

         4. Invest in companies for the purpose of exercising management or control;

         5. Invest in puts, calls or any combination thereof;

         6. Purchase warrants, if by reason of such purchase more than 5% of the Fund's net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations; or

         7. Invest in real estate limited partnerships.

         The percentage limitations contained in these restrictions apply at the time of purchase of securities.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund anticipates that its portfolio turnover rate is not expected to exceed 100% in the fiscal year ending May 31, 1996.

3. VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

         The net asset value per Share is determined once daily as of 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business ("Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting liabilities attributable to all shares and any liabilities attributable to the specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price will generally be used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost which constitutes fair value as determined by the Fund's Board of Directors.

Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Class A Shares and Class B Shares by check and Institutional Shares by wire transfer of funds, as described in the Prospectuses relating to such Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4. FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

         The summary of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Subsequent legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund expects to be taxed as a regulated investment company under Subchapter M of the Code. However, in order to qualify as a regulated investment company for any taxable year, the Fund generally must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies (the "Income Requirement"), and
(2) derive less than 30% of its gross income (exclusive of certain gains from designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies), and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities).

         In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a regulated investment company if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

         Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the 70% dividends received deduction for corporate shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional Shares. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that shareholders will be required to report such gains on their returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of such gains.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the 70% dividends received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. For purposes of the alternative minimum tax and the environmental tax, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account in determining their adjusted current earnings for purposes of computing "alternative minimum taxable income."

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase reflected the amount of such distribution.

         Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss which will be long-term if the Share has been held for more than one year and otherwise will be short-term. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends received deduction.

         The Fund will be required in certain cases to withhold and remit tax to the United States Treasury on distributions payable to any shareholder who (1) has provided either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that the shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations

         The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For this purpose, in determining its capital gain net income for the one-year period ending on October 31 of such calendar year, the Fund must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but not below the net capital gain for the one-year period ending on October 31). Because the Fund intends to distribute all of its income currently (or to retain, at most its net capital gains and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


5. MANAGEMENT OF THE FUND

Directors and Officers

         The Directors and executive officers of the Fund, their respective ages and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 135 East Baltimore Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman (68)
     Chairman Managing Director, Alex. Brown & Sons Incorporated; Formerly, Vice Chairman, Alex. Brown & Sons Incorporated.

*RICHARD T. HALE, Director (50)
     Managing Director, Alex. Brown & Sons Incorporated.

*INSERT NAME, Director (  )
                      INSERT BIO


JAMES J. CUNNANE, Director (57)
     CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (a merchant banking firm), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993, and Director, The Arch Fund (mutual fund).

[N. BRUCE HANNAY, Director (74)
     201 Condon Lane, Port Ludlow, Washington 98365. Formerly, Vice President, Research and Patents, AT&T Bell Laboratories; Formerly, Director, Rohm & Haas Company (diversified chemicals), General Signal Corp. (control equipment & systems) and Plenum Publishing Corp.]

JOHN F. KROEGER, Director (71)
     P.O. Box 464, Swan Road-Martingham, St. Michaels, Maryland 21663. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (63)
     26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (63)
     Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care).

*REBECCA W. RIMEL, Director (44)
     The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, PA 19103. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

HARRY WOOLF, Director (72)
     Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, Merrill Lynch Cluster C Funds (registered investment companies) and ATL and Spacelabs Medical Corp. (medical equipment); Family Health International (nonprofit research and education).

LEE S. OWEN, President (48)
     Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor); Vice President and Secretary, Buppert, Behrens & Owen, Inc.

J. DORSEY BROWN, III, Executive Vice President (56)
     Managing Director, Alex. Brown & Sons Incorporated; Chief Executive Officer and Formerly, General Partner, Alex. Brown Investment Management.

HOBART C. BUPPERT, Vice President (49)
     Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor), 1984-Present; President, Buppert, Behrens & Owen, Inc. 1987-Present.

BRUCE E. BEHRENS, Vice President (51)
     Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor); Vice President and Treasurer, Buppert, Behrens & Owen, Inc.

EDWARD J. VEILLEUX, Vice President (52)
     Principal, Alex. Brown & Sons Incorporated; President, Investment Company Capital Corp. (registered investment advisor); Vice President, Armata Financial Corp. (registered broker-dealer).

GARY V. FEARNOW, Vice President (51)
     Managing Director, Alex. Brown & Sons Incorporated; Manager, Special Products Department, Alex. Brown & Sons Incorporated.

BRIAN C. NELSON, Vice President and Secretary (36)
     Vice President, Alex. Brown & Sons Incorporated, Investment Company Capital Corp. (registered investment advisor) and Armata Financial Corp. (registered broker-dealer).

DIANA M. ELLIS, Treasurer (45)
     Manager, Portfolio Accounting Department, Investment Company Capital Corp. (registered investment advisor); Mutual Fund Accounting Department, Alex. Brown & Sons Incorporated, 1991-Present; Formerly, Accounting Manager, Downtown Press Inc. (printer), 1987-1991.

LAURIE D. DePRINE, Assistant Secretary (30)
     Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present; Formerly, Student 1989-1991.

_____________________
* Messrs. Semans, Hale and _______ are, and Ms. Rimel may be, directors who are "interested persons", as defined in the Investment Company Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as a Director of eight funds in the Fund Complex. Mr. Hale serves as President and Director of one fund, Vice President of one fund and Director of the ten other funds in the Fund Complex. Messrs. Cunnane,[Hannay,] Kroeger, Levy, McDonald and Woolf serve as Directors of each fund in the Fund Complex. [Mr. ______ serves as a director of one fund in the Fund Complex.] Ms. Rimel serves as a director of five funds in the Fund Complex. Mr. Owen serves as President of one fund, Executive
Vice President of one fund, and Vice President of one fund in the Fund Complex. Mr. Brown serves as President of one fund and Executive Vice President of two funds in the Fund Complex. Mr. Buppert serves as Executive Vice President of one fund and Vice President of two funds in the Fund Complex. Mr. Behrens serves as President of one fund and Vice President of two funds in the Fund Complex. Mr. Fearnow serves as Vice President of ten funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and Vice President of eleven funds in the Fund Complex. Mr. Nelson serves as Vice President and Secretary, Ms. Ellis serves as Treasurer and Ms. DePrine serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown may be considered to have received remuneration indirectly. As compensation from the Fund, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") and Ms. Rimel receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. Payment of such fees and expenses are allocated among all such funds described above in proportion to their relative net assets. For the fiscal period ended May 31, 1995, Non-Interested Directors' fees attributable to the assets of the Fund totalled $316. The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal year ended May 31, 1995.

                               COMPENSATION TABLE

__________________________________________________________________________________________________________________________

  Name of Person, Position                     Aggregate Compensation              Total Compensation
                                               From the Fund in the                     From the Fund
                                               Fiscal Year Ended                     and Fund Complex
                                               May 31, 1995                         Paid to Directors
                                                                                   in the Fiscal Year
                                                                                   Ended May 31, 1995

_____________________________________________________________________________________________________________________________

      *Truman T. Semans, Chairman and Director       $0                                    $0

      *Richard T. Hale, Director                     $0                                    $0

      [Insert Name, Director]

      **James J. Cunnane, Director                   $9(1) **           $9,750 for service on 13(2)
                                                                        Boards in the Fund Complex**

     [N. Bruce Hannay, Director]                     $9(1)              $39,000 for service on 13(2)
                                                                        Boards in the Fund Complex

      John F. Kroeger, Director                     $10(1)              $42,900 for service on 13(2)
                                                                        Boards in the Fund Complex

      ***Louis E. Levy, Director                     $9(1) ***          $29,250 for service on 13(2)
                                                                        Boards in the Fund Complex ***

      Eugene J. McDonald, Director                   $9(1)              $39,000 for service on 13(2)
                                                                        Boards in the Fund Complex

      */****Rebecca W. Rimel, Director              N/A ****                               N/A ****

      Harry Woolf, Director                          $9(1)              $39,000 for service on 13(2)
                                                                        Boards in the Fund Complex

----------
* A Director who is or may be an "interested person" as defined in the Investment Company Act.
**    Commenced service in Fund Complex on December 14, 1994.
***   Commenced service in Fund Complex on June 17, 1994.
****  Commenced service in Fund Complex on June 1, 1995.
(1) $0 of this amount has been deferred pursuant to a deferred compensation plan.
(2)   One fund ceased operations on May 17, 1995.

         The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Messrs.[Hannay,] Kroeger and Woolf have qualified but have not received benefits, and no such benefits are being accrued for them since they have not yet retired. The Fund has [two] Participants, a Director who retired effective December 31, 1994, [and a Director who retired effective December 31, 1995], who have qualified for the Retirement Plan and each of whom will be paid quarterly fees of $4,875 by the Fund Complex for the rest of their lives. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Beginning in December, 1994, any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics significantly restricts the personal investing activities of all employees of ICC and the directors and officers of Alex. Brown. As described below, the Code of Ethics imposes additional, more onerous, restrictions on the Fund's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that all employees of ICC, any director or officer of Alex. Brown, and all Non-Interested Directors, preclear any personal securities investments (with limited exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security.

6. INVESTMENT ADVISORY AND OTHER SERVICES

         On December 14, 1994, the Board of Directors of the Fund, including a majority of the Non-Interested Directors, approved an Investment Advisory Agreement between the Fund and ICC and a Sub-Advisory Agreement among the Fund, ICC and ABIM, both of which contracts are described in greater detail below. The Investment Advisory Agreement and the Sub-Advisory Agreement were approved by the sole shareholder of the Fund on January 30, 1995. ICC, the investment advisor, is a wholly-owned subsidiary of Alex. Brown, the Fund's distributor. ICC is also the investment advisor to Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Value Builder Fund, Inc. and Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. and Flag Investors Real Estate Securities Fund, Inc., which are also distributed by Alex. Brown.

         ABIM is a limited partnership affiliated with Alex. Brown. Buppert, Behrens & Owens, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown owns a 1% general partnership interest in ABIM and Alex. Brown Incorporated owns the remaining 49% limited partnership interest. ABIM, also the sub-advisor to Flag Investors Telephone Income Fund, Inc. and Flag Investors Value Builder Fund, Inc., is a registered investment advisor.

         Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.

         As compensation for its services, ICC is entitled to receive an annual fee from the Fund, calculated daily and payable monthly, at the annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, .85% of the next $50 million of the Fund's average daily net assets, .80% of the next $100 million of the Fund's average daily net assets and .70% of the Fund's average daily net assets in excess of $200 million. As compensation for its services, ABIM is entitled to a fee from ICC, calculated daily and payable monthly, at the annual rate of .75% of the first $50 million of the Fund's average daily net assets, .60% of the next $150 million of the Fund's average daily net assets, and .50% of the Fund's average daily net assets in excess of $200 million.

         This fee is higher than that paid by most mutual funds, but ICC has voluntarily agreed to waive a portion of its fee from time to time so that the total operating expenses of the Fund do not exceed 1.35% of the Class A Shares' average daily net assets and 2.10% of the Class B Shares' average daily net assets. ABIM has also agreed to waive, on a voluntary basis, that portion of its fee payable from ICC for sub-advisory services in excess of the amount equal to
 .65% of the Fund's average daily net assets. For the period from February 13, 1995 (commencement of operations) through May 31, 1995, ICC waived all advisory fees and reimbursed expenses aggregating $30,753. Absent such fee waivers and reimbursements, the Fund's total operating expenses would have been 3.76% (annualized) for Class A Shares and 4.22% (annualized) for Class B Shares. During this period, ICC paid ABIM fees of $11,870 and ABIM waived fees of $1,826.

         In addition, ICC has agreed to reduce its aggregate fees on a monthly basis for any fiscal year to the extent required so that the amount of the ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) paid or incurred by the Fund for such fiscal year does not exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of the states in which the Shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time. Currently, the most restrictive of such expense limitations requires ICC to reduce its fees to the extent required so that ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes, and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of the Fund's average daily net assets and 1.5% of the Fund's average daily net assets in excess of $100 million. In addition, if required to do so by any applicable state securities laws or regulations, ICC will reimburse the Fund to the extent required to prevent the expense limitations of any state law or regulation from being exceeded.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act).

         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

7. DISTRIBUTION OF FUND SHARES

         Alex. Brown serves as the exclusive distributor of the Fund's Shares pursuant to three separate Distribution Agreements, one for each class of the Fund's Shares.

The Class A Shares and the Class B Shares.

         The Distribution Agreements for the Class A Shares and the Class B Shares (collectively, the "Class A and Class B Distribution Agreements") provide that Alex. Brown has the exclusive right to distribute the related class of Flag Investors Equity Partners Fund Shares either directly or through other broker-dealers and further provide that Alex. Brown will: (a) solicit and receive orders for the purchase of Shares; (b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and
(d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Alex. Brown has not undertaken to sell any specific number of Class A and Class B Shares. The Class A and Class B Distribution Agreements further provide that, in connection with the distribution of Class A and Class B Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


         Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

         As compensation for providing distribution services as described above for the Class A Shares, Alex. Brown will receive an annual fee, paid monthly, equal to .25% of the average daily net assets of the Class A Shares. As compensation for providing distribution services as described above for the Flag Investors Class B Shares, Alex. Brown will receive an annual fee, paid monthly, equal to .75% of the average daily net assets of the Class B Shares. With respect to the Class A Shares, Alex. Brown expects to allocate most of its annual distribution fee to its investment representatives and up to all of its fee to Participating Dealers. With respect to the Class B Shares, Alex. Brown expects to retain the entire distribution fee as reimbursement for front-end payments to its investment representatives and to Participating Dealers.

         In addition, with respect to the Class B Shares, the Fund will pay Alex. Brown a shareholder servicing fee at an annual rate of .25% of the average daily net assets of the Class B Shares. (See the Prospectus.) Alex. Brown expects to allocate most of its shareholder servicing fee to its investment representatives or to Participating Dealers.

         For the fiscal period from February 13, 1995 (commencement of operations) through May 31, 1995, Alex. Brown received from the Fund aggregate commissions and fees in the amount of $10,196, of which $5,976 were attributable to the Class A Shares and $4,220 were attributable to the Class B Shares. From such amounts received for the Class A Shares, Alex. Brown paid $873 to its investment representatives and $130 to outside broker-dealers. From amounts received for the Class B Shares, Alex. Brown paid $0 to its investment representatives and $0 to outside broker-dealers.


         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares and one for the Class B Shares (collectively, the "Plans"). Under the Plans, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Class A and Class B Distribution Agreements, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to participating broker-dealers. Each of the Class A and Class B Distribution Agreements has an initial term of two years. The Class A and Class B Distribution Agreements and the Plans encompassed therein will remain in effect from year to year as specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Class A and Class B Distribution Agreements including the Plans and forms of Sub-Distribution Agreements, were approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on December 14, 1994 and by the sole shareholder of the respective classes on January 30, 1995. The Plans were most recently approved for continuance in the foregoing manner on September 25, 1995.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Class A and Class B Distribution Agreements without the approval of the shareholders of the Fund. The Plans may be terminated at any time and the Class A and Class B Distribution Agreements may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the Fund's outstanding Shares of the related Class (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Class A and Class B Distribution Agreements and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to Alex. Brown pursuant to the Class A and Class B Distribution Agreements, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

         In addition, with respect to the Class A and Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under such Plans. Payments under the Plans are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than .25% of the average daily net assets invested in that Class or Class B Shares is less than .75% of the average daily net assets invested in that Class for any period, the unexpended portion of the distribution fees may be retained by Alex. Brown. The Plans do not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if either of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to such Plan.

The Institutional Shares

         The Institutional Distribution Agreement provides that Alex. Brown has the exclusive right to distribute the Institutional Shares, either directly or through other broker-dealers and further provides that Alex. Brown will solicit and receive orders for the purchase of Institutional Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for the Institutional Shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the Institutional Shares. Alex. Brown has not undertaken to sell any specific number of Institutional Shares. The Institutional Distribution Agreement further provides that, in connection with the distribution of Institutional Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Alex. Brown receives no compensation for distributing the Institutional Shares.

         Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

         The Institutional Distribution Agreement was approved by the Fund's Board of Directors on [December 13], 1995 and by the sole shareholder of the class on _______________, 1996. It has an initial term of two years and will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. It may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Institutional Shares (as defined under Capital Stock). The Institutional Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

General Information

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown, ICC or ABIM.

         The address of Alex. Brown is 135 East Baltimore Street, Baltimore, Maryland 21202.

8. BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

         If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions effected on an agency (but not on a principal) basis for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement between Alex. Brown and the Fund does not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through Alex. Brown. In the fiscal period ended May 31, 1995, the Fund paid no brokerage commissions to Alex. Brown.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         During the fiscal period ended May 31, 1995, ABIM directed $382,478,184 principal amount of transactions to broker-dealers and paid $17,724 in related commissions because of research services provided.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of May 31, 1995, the Fund held a 6.0% repurchase agreement issued by Goldman Sachs & Co. valued at $6,397,000.

9. CAPITAL STOCK

         The Fund is authorized to issue thirty-five million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated three classes of Shares: Flag Investors Equity Partners Fund Class A Shares, Flag Investors Equity Partners Fund Class B Shares and Flag Investors Equity Partners Fund Institutional Shares. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

10. SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

11. CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         PNC Bank, National Association ("PNC Bank"), Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $10.12 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal period from February 13, 1995 (commencement of operations) through May 31, 1995, ICC received transfer agency fees of $1,670.

         ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

            Average Net Assets                          Incremental Fee
            ------------------                          ---------------
         0 - $10,000,000                              $13,000 (fixed fee)
        $10,000,000 - $20,000,000                                  .100%
        $20,000,000 - $30,000,000                                  .080%
        $30,000,000 - $40,000,000                                  .060%
        $40,000,000 - $50,000,000                                  .050%
        $50,000,000 - $60,000,000                                  .040%
        $60,000,000 - $70,000,000                                  .030%
        $70,000,000 - $100,000,000                                 .020%
        $100,000,000 - $500,000,000                                .015%
        $500,000,000 - $1,000,000,000                              .005%
        over $1,000,000,000                                        .001%


         For the period from February 13, 1995 (commencement of operations) through May 31, 1995, ICC received accounting fees of $4,570.

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

         ICC also serves as the Fund's investment advisor.

12. INDEPENDENT ACCOUNTANTS

         The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P., whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.

13. PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:
        n
P(1 + T) = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years (1, 5 or 10)

     ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a class or series) commenced operations (provided such date is subsequent to the date the registration statement became effective). During its first year of operation the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load (for the Flag Investors Equity Partners Class A Shares: 4.5%, and for the Flag Investors Equity Partners Class B Shares:
4.0% for the one year period, 2.0% for the five year period and no sales charge thereafter) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Institutional Shares are sold without a sales load.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies Inc., Morningstar Inc., or SEI Corporation or with the performance of the Consumer Price Index, the Standard and Poor's 500 Stock Index and other market indices such as NASDAQ and the Wilshire 5000. The Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Calculated according to SEC rules for the period from February 13, 1995 (commencement of operations) through May 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for Class A Shares was $1,028, resulting in an aggregate total return equal to 2.81%.

         Calculated according to SEC rules for the period from February 13, 1995 (commencement of operations) through May 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for Class B Shares was $1,075, resulting in an aggregate total return equal to 7.50%.

         Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the period from February 13, 1995 (commencement of operations) through May 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class A Shares was $10,770, resulting in an aggregate total return equal to 7.70%.

         Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the period from February 13, 1995 (commencement of operations) through May 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class B Shares was $10,750, resulting in an aggregate total return equal to 7.50%.

         The Institutional Shares were not offered prior to the date of this Statement of Additional Information.

14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of November 8, 1995, to Fund management's knowledge, the following persons held beneficially or of record 5% or more of the Fund's outstanding shares of any class:


Class A

         T. Rowe Price, Trustee for Alex. Brown & Sons Incorporated, Plan 100460, Attn: Asset Recon, P.O. Box 17215, Baltimore, MD 21203-7215, owned of record 10.54% of the Fund's outstanding Class A Shares.

         Alex. Brown & Sons Incorporated, 135 E. Baltimore Street, Baltimore, MD 21202, owned of record 78.73% of the Fund's outstanding Class A Shares.

Class B

         Alex. Brown & Sons Incorporated, FBO 201-14669-15, P.O. Box 1346, Baltimore, MD 21203-1346, owned of record 6.77% of the Fund's outstanding Class B Shares.

         Alex. Brown & Sons Incorporated, 135 E. Baltimore Street, Baltimore, MD 21202, owned of record 98.78% of the Fund's outstanding Class B Shares.


         As of such date, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares of either class.


         The Institutional Shares were not offered prior to the date of this Statement of Additional Information.

15. FINANCIAL STATEMENTS

See next page.

                                FLAG INVESTORS
                        EQUITY PARTNERS FUND, INC.

Statement of Net Assets                                             May 31,1995

                                                                     PERCENT
        NO. OF                                         VALUE         OF NET
        SHARES          SECURITY                      (NOTE A)       ASSETS
                      COMMON STOCK-28.2%
                      BANKING-1.2%

          16,000      KeyCorp.                      $ 490,000          1.2%
                      CAPITAL GOODS-3.1%
          17,900      Briggs & Stratton               635,450          1.6
           2,900      Caterpillar,Inc.                174,725          0.4
           7,100      Eaton Corp.                     433,987          1.1
                                                    1,244,162          3.1
                      CONSUMER DURABLES/
                      NON-DURABLES-7.4%
          15,000      Eckerd Corp.*                   485,625          1.2
          11,700      Gannett Co.                     625,950          1.6
          13,800      J.C.Penney Company,Inc.         650,325          1.6
           5,000      Philip Morris Cos.,Inc.         364,375          0.9
          18,500      Reebok International Ltd.       619,750          1.5
          11,000      Times Mirror                    255,750          0.6
                                                    3,001,775          7.4

                      DEFENSE/AEROSPACE-0.3%
           2,200      Lockheed Martin Corp.           130,900          0.3

                      ENERGY-0.4%
           3,400      MAPCO, Inc.                     200,175          0.4

                      FINANCIAL SERVICES-4.2%
          11,200      American Express Co.            399,000          1.0
          10,600      Citicorp                        567,100          1.4
           5,800      Federal Home Loan
                        Mortgage Corp.                395,125          1.0
           8,000      Travelers Inc.                  338,000          0.8
                                                    1,699,225          4.2
                        HOUSING-1.7%

             7,000      Ryland Group Inc.           $ 111,125          0.3%
            24,300      USG Corp.*                    586,238          1.4
                                                      697,363          1.7
                        INSURANCE-3.4%
            15,800      Bankers Life
                          Holding Corp.               308,100          0.8
            12,000      Conseco Inc.                  510,000          1.2
            20,300      Mid Ocean Ltd.*               576,012          1.4
                                                    1,394,112          3.4
                        MULTI-INDUSTRY-2.6%
             4,500      ITT Corp.                     503,438          1.2
             8,200      Tenneco Inc.                  393,600          1.0
             1,900      United Technologies           144,163          0.4
                                                    1,041,201          2.6
                        TECHNOLOGY-2.8%
             5,000      International Business
                          Machines Corp.              466,250          1.1
             6,000      Xerox Corp.                   680,250          1.7
                                                    1,146,500          2.8
                        TRANSPORTATION-1.1%
             8,400      Conrail Inc.                  453,600          1.1
                        TOTAL COMMON
                          STOCKS
                          (Cost $11,002,096)       11,499,013         28.2

                        U.S. GOVERNMENT SECURITIES-61.3%
           $25,000      U.S.Treasury Bills
                          5.61%, 6/1/95
                          (Cost $25,000,000)       25,000,000         61.3

                                FLAG INVESTORS
                        EQUITY PARTNERS FUND, INC.
Statement of Net Assets (CONCLUDED)                                 May 31,1995

                                                                     PERCENT
PAR                                                    VALUE         OF NET
(000)                   SECURITY                     (NOTE A)        ASSETS
                        REPURCHASE AGREEMENT-15.7%

$6,397                  Goldman Sachs & Co., 6.00%
                        Dated 5/31/95,to be
                        repurchased on 6/1/95,
                        collateralized by U.S.
                        Treasury Notes with
                        a market value
                        of $6,525,213.
                        (Cost $6,397,000)           6,397,000         15.7%

                        TOTAL INVESTMENT IN
                          SECURITIES
                          (Cost $42,399,096)**     42,896,013        105.2

                        LIABILITIES IN
                          EXCESS OF
                          OTHER ASSETS, NET        (2,125,333)        (5.2)

                        NET ASSETS                $40,770,680        100.0%

                        NET ASSET VALUE PER:
                          CLASS A SHARE
                          ($38,611,880 (divided by)
                           3,585,698 shares
                           outstanding)                $10.77(1)
                          CLASS B SHARE
                          ($2,158,800 (divided by)
                            200,773 shares
                            outstanding)               $10.75(2)

                        MAXIMUM OFFERING PRICE PER:
                          CLASS A SHARE
                          ($10.77 (divided by) .955)   $ 11.28
                          CLASS B SHARE                $ 10.75


 *Non-income producing security.

**Also aggregate cost for federal tax purposes.

(1) Redemption value is $10.77.

(2) Redemption value is $10.32 following a maximum 4.00% contingent deferred sales charge.

See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
                        EQUITY PARTNERS FUND, INC.
Statement of Operations                        For the Period February 13,1995*
                                                            through May 31,1995

INVESTMENT INCOME (NOTE A):

    Interest.............................................. $115,108
    Dividends.............................................   23,773
     Total income.........................................  138,881

EXPENSES:

    Investment advisory fee (Note B)......................   28,126
    Registration fees.....................................   23,644
    Audit.................................................   19,575
    Distribution fees (Note B)............................   10,196
    Legal.................................................    7,890
    Accounting fee (Note B)...............................    4,570
    Organizational expense (Note A).......................    3,958
    Custodian fees........................................    3,946
    Printing and postage..................................    2,499
    Transfer agent fees (Note B)..........................    1,670
    Miscellaneous.........................................    1,316
    Directors'fees........................................      316
     Total expenses.......................................  107,706
    Less: Fees waived and expenses reimbursed (Note B)....  (66,571)
     Net expenses.........................................   41,135
    Net investment income.................................   97,746

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

    Net realized gain/(loss) from security
      transactions........................................        -
    Change in unrealized appreciation of
      investments.........................................  496,917
    Net realized and unrealized gain on investments.......  496,917

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...... $594,663

*Commencement of Operations.

See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
                         EQUITY PARTNERS FUND, INC.
Statement of Changes in Net Assets

                                                              FOR THE PERIOD
                                                            FEBRUARY 13, 1995*
                                                                 THROUGH
                                                               MAY 31, 1995
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income.................................. $           97,746
    Net realized loss from security transactions...........                  -
    Change in unrealized appreciation of
     investments...........................................            496,917
    Net increase in net assets resulting
     from operations.......................................            594,663

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
     Class A Shares........................................                  -
     Class B Shares........................................                  -
    Total distributions....................................                  -

CAPITAL SHARE TRANSACTIONS (NOTE D):
    Proceeds from sale of shares...........................         40,494,354
    Value of shares issued in reinvestment of
     dividends.............................................                  -
    Cost of shares repurchased.............................           (418,337)
    Increase in net assets derived from capital share
     transactions..........................................         40,076,017
    Total increase in net assets...........................         40,670,680

NET ASSETS:
    Beginning of period....................................            100,000**
    End of period.......................................... $       40,770,680

 * Commencement of Operations.

** On January 26,1995,the Fund sold 10,000 shares to a subsidiary of Alex.Brown & Sons Incorporated for $100,000.

See accompanying Notes to Financial Statements.

                               FLAG INVESTORS
                        EQUITY PARTNERS FUND, INC.
Financial Highlights
(BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD)

                                               FOR THE PERIOD FEBRUARY 13, 1995*
                                                    THROUGH MAY 31, 1995
                                                     CLASS A    CLASS B
PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period............ $10.00     $10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............................   0.12       0.07
  Net realized and unrealized gain on investments...   0.65       0.68
  Total from Investment Operations..................   0.77       0.75

LESS DISTRIBUTIONS:
  Dividends from net investment income..............      -          -
  Net asset value at end of period.................. $10.77     $10.75

TOTAL RETURN........................................   7.70%      7.50%

RATIOS TO AVERAGE NET ASSETS:
  Expenses(2).......................................   1.35%(1)   2.10%(1)
  Net investment income(3)..........................   3.74%(1)   1.97%(1)

SUPPLEMENTAL DATA:
  Net assets at end of period (000)................. $38,612    $2,159
  Portfolio turnover rate...........................       -         -

*Commencement of Operations.

(1) Annualized.

(2) Without the waiver of advisory fees (Note B),the ratio of expenses to average net assets would have been 3.76% (annualized) for Class
    A Shares and 4.22% (annualized) for Class B Shares.

(3) Without the waiver of advisory fees (Note B),the ratio of net investment income to average net assets would have been 1.33% (annualized) for Class A Shares and (0.15)% (annualized) for Class B Shares.

See accompanying Notes to Financial Statements.

                               FLAG INVESTORS
                        EQUITY PARTNERS FUND, INC.
Notes to Financial Statements

    A. SIGNIFICANT ACCOUNTING POLICIES - Flag Investors Equity Partners Fund,Inc.(the "Fund") was organized as a Maryland Corporation on November 30,1994 and commenced operations on February 13,1995. The Fund is registered under the Investment Company Act of 1940 as a diversified,open-end Management Investment Company designed to seek long-term growth of capital and current income through diversified investments in a professionally managed balanced portfolio of equity and debt securities.


    SECURITY VALUATION - Portfolio securities are valued on the basis of their last sale price.In the event that there are no sales or the security is not listed,it is valued at its latest bid quotation.Short-term obligations with maturities of 60 days or less are valued at amortized cost.


    REPURCHASE AGREEMENTS - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price.The seller,under a repurchase agreement,will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price.The agreement is conditional upon the collateral being deposited under the Federal Reserve book-entry system.


    FEDERAL INCOME TAX - No provision is made for federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make requisite distributions to the shareholders which will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.


    OTHER - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes.Interest income is recorded on an accrual basis.Dividend income and distributions to shareholders are recorded on the ex-dividend date.Costs incurred by the Fund in connection with its organization, registration,and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.


    B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES - Investment Company Capital Corp.("ICC"),a subsidiary of Alex.Brown & Sons Incorporated ("Alex.Brown"), is the Fund's investment advisor and Alex.Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services,ICC receives from the Fund an annual fee, calculated daily and paid monthly,at the annual rate of 1.00% of the first $50 million of the Fund's average daily net assets;0.85% of the next $50 million of the Fund's average daily net assets;0.80% of the next $100 million of the Fund's average daily net assets;and 0.70% of the Fund's average daily net assets exceeding $200 million.


    As compensation for its subadvisory services, ABIM receives a fee from ICC,payable from its advisory fee,calculated daily and paid monthly,at an annual rate of .75% of the first $50 million of the Fund's average daily net assets;.60% of the next $150 million of the Fund's average daily net assets;and
 .50% of the Fund's average daily net assets in excess of $200 million.


    ICC has agreed to reduce its aggregate fees attributable to the Fund or make payments to the Fund, if necessary,to the extent required to satisfy any expense limitations imposed by any securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale. ICC has voluntarily agreed to waive its fees to the extent required to maintain expenses at no more than 1.35% of the Fund's average daily net assets for Class A Shares and 2.10% for Class B Shares.For the period ended May 31,1995,ICC waived fees and reimbursed expenses aggregating $30,753.


    ICC also serves as the Fund's accounting and transfer agent. As compensation for its accounting services,ICC receives from the Fund an annual fee, calculated

                                FLAG INVESTORS
                        EQUITY PARTNERS FUND, INC.
Notes to Financial Statements                                       (CONCLUDED)

daily and paid monthly, from the Fund's average daily net assets. ICC received $3,704 for accounting services for the period ended May 31,1995.


    As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated daily and paid monthly.ICC received $1,670 for transfer agent services for the period ended May 31,1995.


    As compensation for providing distribution services, Alex.Brown receives from the Fund an annual fee calculated daily and paid monthly,at an annual rate equal to .25% of the average daily net assets for Class A Shares,and 1.00% (including a .25% shareholder servicing fee) of the average daily net assets for Class B Shares.For the period ended May 31,1995,distribution fees aggregated $10,196,of which $5,976 were attributable to the Class A Shares and $4,220 were attributable to Class B Shares.


    C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 10 million shares of $.001 par value common stock.Transactions in shares of the Fund were as follows:

                                              For the Period
                                         February 13, 1995* through
                                                May 31, 1995
                                       Class A Shares     Class B Shares
Shares sold                               3,614,724         200,772
Shares issued to
  shareholders on
  reinvestment of
  dividends                                       -               -
Shares redeemed                             (39,025)              -
Net increase in shares
  outstanding                             3,575,699         200,772
Proceeds from sale
  of shares                             $38,469,554      $2,038,171
Value of reinvested
  dividends                                       -              -
Cost of shares redeemed                    (418,337)             -
Net increase from capital
  share transactions                    $38,051,217     $2,038,171


*Commencement of Operations.


    Sales of Class A Shares include $31,660,000 (2,950,000 shares) issued on May 17,1995 in exchange for cash from Flag Investors Quality Growth Fund in connection with the reorganization of that Fund.


    D. INVESTMENT TRANSACTIONS - Purchases of investment securities,other than short-term obligations,aggregated $11,002,096 for the period ended May 31,1995.


    At May 31,1995,aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $544,899 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $47,982.


    E. NET ASSETS - At May 31,1995,net assets consisted of:

Paid-in-capital:
  Flag Investors Class A.... $38,137,836
  Flag Investors Class B....   2,038,181
Undistributed net investment
  income....................      97,746
Unrealized appreciation
  on investments............     496,917

                             $40,770,680

                                FLAG INVESTORS
                         EQUITY PARTNERS FUND, INC.

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Equity Partners Fund,Inc.:

    We have audited the accompanying statement of net assets of Flag Investors Equity Partners Fund,Inc. as of May 31,1995 and the related statements of operations and changes in net assets and financial highlights for the period February 13,1995 (commencement of operations) through May 31,1995.These financial statements and financial highlights are the responsibility of the Fund's management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.


    We conducted our audit in accordance with generally accepted auditing standards.Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining,on a test basis, evidence supporting the amounts and disclosures in the financial statements.Our procedures included confirmation of investments owned as of May 31,1995,by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management,as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.


    In our opinion,the financial statements and financial highlights referred to above present fairly,in all material respects,the financial position of Flag Investors Equity Partners Fund,Inc.as of May 31, 1995 and the results of its operations and the changes in its net assets and its financial highlights for the period February 13,1995 (commencement of operations) through May 31,1995 in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.
Philadelphia,Pennsylvania
June 30,1995

                                   APPENDIX A

                        BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

         S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.


Moody's Commercial Paper Ratings

         Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.

                             CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the case of Aaa securities, or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C.   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          List all financial statements and exhibits filed as part of the Registration Statement.

          (a) Financial statements:

              (1) Included in Parts A and B of the Registration Statement:

                  -- Financial Highlights for the period February 13, 1995 (commencement of operations) through May 31, 1995*

                  -- Statement of Net Assets for the period February 13, 1995 (commencement of operations) through May 31, 1995*

                  -- Statement of Operations for the period February 13, 1995 (commencement of operations) through May 31, 1995*

                  -- Statement of Changes in Net Assets for the period February 13, 1995 (commencement of operations) through May 31, 1995*

                  --  Notes to Financial Statements*

                  --  Report of Independent Accountants

          * Financial information is given for the Class A and Class B Shares only. The Institutional Shares were not in operation in the period ended May 31, 1995.

              (2) All required financial statements are included in parts A and
                  B hereof. All other financial statements and schedules are inapplicable.

          (b) Exhibits:

              (1) (a) Form of Articles of Incorporation.(1)

                  (b) Form of Articles Supplementary, filed herewith.

              (2) By-Laws.(1)

              (3) Not Applicable.

              (4) (a) Form of Specimen Security for Class A Shares.(2)

                  (b) Form of Specimen Security for Class B Shares.(2)


--------
1 Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995.

2 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-86832), filed with the Securities and Exchange Commission on November 30, 1994.

(5) (a) Investment Advisory Agreement between Registrant and Investment Company Capital Corp.(1)

     (b) Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management.(1)

(6) (a) Distribution Agreement between Registrant and Alex. Brown & Sons Incorporated with respect to Class A Shares.(1)

     (b) Distribution Agreement between Registrant and Alex. Brown & Sons Incorporated with respect to Class B Shares.(1)

     (c) Form of Sub-Distribution Agreement between Alex. Brown & Sons Incorporated and Participating Broker-Dealers.(1)

     (d) Form of Shareholder Servicing Agreement between Alex. Brown & Sons Incorporated and Shareholder Servicing Agents.(1)

     (e) Form of Distribution Agreement between Registrant and Alex. Brown & Sons Incorporated with respect to Institutional Shares, filed herewith.

(7)  Not Applicable.

(8)  Custodian Agreement between Registrant and PNC Bank, National
     Association.(1)

(9) Master Services Agreement between Registrant and Investment Company Capital Corp.(1)

(10) Opinion of Counsel.(1)

(11) Consent of Coopers & Lybrand L.L.P., filed herewith.

(12) Not Applicable.(1)

(13) Subscription Agreement.(1)

(14) Not Applicable.





--------
1 Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995.

(15) (a) Distribution Plan with respect to Flag Investors Class A Shares.(1)

     (b)  Distribution Plan with respect to Flag Investors Class B Shares.(1)

(16) Schedule of Computation of Performance Quotations.(1)

(17) Directors' Consents.(1)

(24) Powers of Attorney.(1)



(27) Financial Data Schedule, filed herewith.

Item 25.  Persons Controlled by or under Common Control with Registrant

          Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

          None.

Item 26.  Number of Holders of Securities

          State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

          The following information is given as of August 23, 1995:


            Title of Class          Number of Record Holders
            --------------          ------------------------
           Shares of Capital Stock
                   Class A                  3,106
                   Class B                    127
                   Institutional                0

Item 27.  Indemnification

          State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

                  Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1 to this Registration Statement and incorporated herein by reference, provide as follows:

                  Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

                  Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

                  Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit 2 to this Registration Statement and incorporated herein by reference, provide as follows:

                  Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

                  Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

                  Section 4. Other Rights. The indemnification provided by this
                  Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 28.  Business and Other Connections of Investment Advisor.

          Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

          During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

          Describe any other business, profession, vocation or employment of a substantial nature in which the investment sub-advisor of the Registrant, and each director, officer or partner of any such investment sub-advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

          The list required by this Item 28 of officers and directors of Alex. Brown Investment Management ("ABIM"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by ABIM pursuant to the Investment Advisors Act of 1940 (SEC File No. 801-21616).

Item 29.  Principal Underwriters

          Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor:

     (a) Alex. Brown & Sons Incorporated acts as distributor for Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. and Flag Investors Real Estate Securities Fund, Inc., all registered open-end management investment companies.

          Furnish information with respect to each director, officer or partner of each principal underwriter named in answer to Item 21 of Part B (Underwriters):


         (b)                                             Position and
                                                         Offices                            Position and
         Name and Principal                              with Principal                     Offices with
         Business Address*                               Underwriter                        Registrant
         -----------------                               -----------                        ----------

Alvin B. Krongard                                        Chief Executive                         None
                                                         Officer, Chairman
                                                         and Director

Mayo A. Shattuck III                                     President, Director                     None

Beverly L. Wright                                        Chief Financial Officer                 None
                                                         and Treasurer

Robert F. Price                                          Secretary and                           None
                                                         General Counsel


----------------------
*  135 East Baltimore Street
   Baltimore, MD 21202

          (c)     Not applicable.

Item 30.  Location of Accounts and Records

          With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document

          Investment Company Capital Corp. ("ICC"), Registrant's investment advisor, transfer agent and dividend disbursing agent, 135 E. Baltimore Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by ABIM, the Registrant's sub-advisor, 135 E. Baltimore Street, Baltimore, Maryland 21202, and by PNC Bank, the Registrant's custodian, Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113.

          In particular, with respect to the records required by Rule 31a-1(b)(1), ICC and ABIM each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and PNC Bank maintains physical possession all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 31.  Management Services

          Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

          Not Applicable.

Item 32.  Undertakings

          Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

          (a)     Not Applicable.

          (b)     Not Applicable.

          (c) Registrant hereby undertakes to furnish each prospective person to whom a prospectus will be delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 16th day of November, 1995.

                               FLAG INVESTORS EQUITY
                               PARTNERS FUND, INC.

                               By:  /s/ Lee S. Owen
                                    -------------------------------
                                        Lee S. Owen,
                                        President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        *
__________________         Director              November 16, 1995
Truman T. Semans                                 ------------------------
                                                 Date

        *
__________________         Director              November 16, 1995
Richard T. Hale                                  ------------------------
                                                 Date
        *
__________________         Director              November 16, 1995
James J. Cunnane                                 ------------------------
                                                 Date
        *
__________________         Director              November 16, 1995
N. Bruce Hannay                                  ------------------------
                                                 Date
        *
__________________         Director              November 16, 1995
John F. Kroeger                                  ------------------------
                                                 Date
        *
__________________         Director              November 16, 1995
Louis E. Levy                                    ------------------------
                                                 Date
        *
__________________         Director              November 16, 1995
Eugene J. McDonald                               ------------------------
                                                 Date
        *
__________________         Director              November 16, 1995
Rebecca W. Rimel                                 ------------------------
                                                 Date
        *
_________________          Director              November 16, 1995
Harry Woolf                                      ------------------------
                                                 Date
 /s/ Lee S. Owen
-----------------          President             November 16, 1995
Lee S. Owen                                      ------------------------
                                                 Date
        *
__________________         Chief Financial       November 16, 1995
Diana M. Ellis             and Accounting        ------------------------
                           Officer               Date



* By:  /s/ Brian C. Nelson
          ---------------------------
          Brian C. Nelson
          Attorney-In-Fact

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                INDEX OF EXHIBITS

          EDGAR
          Exhibit
          Number                     Document
          ------       --------------------------------------------------------


           (1)    (a)   Registrant's Articles of Incorporation.(2)

EX-99.B    (1)    (b)   Form of Articles Supplementary, filed herewith.

           (2)          Registrant's By-Laws.(2)

           (4)    (a)   Form of Registrant's Specimen Security for Class A
                        Shares.(1)

           (4)    (b)   Form of Registrant's Specimen Security for Class B
                        Shares.(1)

           (5)    (a)   Investment Advisory Agreement between Registrant and
                        Investment Company Capital Corp.(2)

           (5)    (b)   Sub-Advisory Agreement among Registrant, Investment
                        Company Capital Corp. and Alex. Brown Investment
                        Management.(2)

           (6)    (a)   Distribution Agreement between Registrant and Alex.
                        Brown & Sons Incorporated with respect to Class A
                        Shares.(2)

           (6)    (b)   Distribution Agreement between Registrant and Alex.
                        Brown & Sons Incorporated with respect to Class B
                        Shares.(2)

           (6)    (c)   Registrant's Form of Sub-Distribution Agreement
                        between Alex. Brown & Sons Incorporated and
                        Participating Broker-Dealers.(2)

--------
1 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-86832), filed with the Securities and Exchange Commission on November 30, 1994.

2 Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995.

           (6)    (d)  Registrant's Form of Shareholder Servicing Agreement
                       between Registrant and Shareholder Servicing Agents.(2)

EX-99.B    (6)    (e)  Form of Distribution Agreement between Registrant and
                       Alex. Brown & Sons Incorporated with respect to
                       Institutional Shares, filed herewith.

           (8)         Custodian Agreement between Registrant and PNC.(2)

           (9) Master Services Agreement between Registrant and Investment Company Capital Corp.(2)

           (10)        Opinion of Counsel.(2)

EX-99.B    (11)        Consent of Coopers & Lybrand L.L.P., filed herewith.

           (13)        Subscription Agreement.(2)

           (15)   (a)  Registrant's Distribution Plan with respect to Flag
                       Investors Class A Shares.(2)

           (15)   (b)  Registrant's Distribution Plan with respect to Flag
                       Investors Class B Shares.(2)

           (16)        Schedule of Computation of Performance Quotations.(2)

           (17)        Directors' Consents.(2)

           (24)        Powers of Attorney.(2)

           EX-27       Financial Data Schedule, filed herewith.

------------------------------

1 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-86832), filed with the Securities and Exchange Commission on November 30, 1994.

2 Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995.